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                                                                   Exhibit 10.47


                                 NINTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                 RETIREMENT PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") has established and maintains the Fisher Scientific International Inc. Retirement Plan (the "Plan"); and

      WHEREAS, the Fisher Scientific International Inc. Administrative and Investment Committee (the "Committee") has the authority pursuant to Section
10.1 of the Plan to amend the Plan which will not involve an estimated annual cost under the Plan in excess of $500,000; and

      WHEREAS, the Committee desires to amend the Plan to impose a one-year eligibility period for Plan participation; and

      WHEREAS, the Committee desires to amend the Plan to include Cole Parmer Instrument Company as a participating company in the Plan effective as of October 1, 2004.

      NOW, THEREFORE, be it resolved as follows:

      RESOLVED, that effective as of January 1, 2005, the first paragraph of
Section 1.18 of the Plan is hereby amended in its entirety to read as follows:

      "1.18 "Eligibility Service" means for any Employee hired on or after January 1, 2005, the completion by the Employee of at least 1,000 Hours of Service in the twelve-month period beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Company.

For any Employee hired before January 1, 2005, "Eligibility Service" means the earlier of the completion by the Employee of:

      (a) 500 Hours of Service during the consecutive six-month period of employment measured from the date the Employee first performs an Hour of Service, or

      (b) at least 1,000 Hours of Service in the twelve-month period beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Company.

If an Employee fails to meet the requirement to complete 1,000 hours in the twelve-month period beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Company, the Plan Year, beginning with the Plan Year that starts in the initial twelve-month eligibility period, shall be used as the subsequent twelve-month measuring period."

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      RESOLVED, FURTHER, that Schedule I of the Plan is amended effective
October 1, 2004, to include in the list of Participating Companies the following:

      "Cole Parmer Instrument Company (effective October 1, 2004)"

      RESOLVED, FINALLY, that all other provisions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Retirement Plan is amended this 22nd day of December, 2004.

                                                   ADMINISTRATIVE AND INVESTMENT
                                                   COMMITTEE

                                                   /s/ Paul M. Meister
                                                   _____________________________
                                                   Paul M. Meister


                                                   /s/ Todd M. DuChene
                                                   _____________________________
                                                   Todd M. DuChene